UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2017

Commission File Number 000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On August 10, 2017, CH2M HILL Companies, Ltd. (“CH2M”) held a stockholders call to discuss the results of its second fiscal quarter ended June 30, 2017. A copy of the second quarter 2017 earnings call transcript and the slide presentation made available during the call are furnished to the United States Securities and Exchange Commission with this current report on Form 8-K as Exhibit 99.1 and Exhibit 99.2.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Second Quarter 2017 Earnings Call Transcript furnished pursuant to Item 2.02 and 7.01.

99.2	Second Quarter 2017 Earnings Call Slides furnished pursuant to Item 2.02 and 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: August 10, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Second Quarter 2017 Earnings Call Transcript furnished pursuant to Item 2.02 and 7.01.

99.2	Second Quarter 2017 Earnings Call Slides furnished pursuant to Item 2.02 and 7.01.